SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Materials Under Section 240.14a-12

                          IDS Life Series Fund, Inc.
                        IDS Life Variable Annuity Fund A
                        IDS Life Variable Annuity Fund B
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                (Name of Registrant as Specified In Its Charter)


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   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules
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[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
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      paid previously. Identify the previous filing by registration statement
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
                                 IDS LIFE FUNDS

                           Principal Executive Office
                           70100 AXP Financial Center
                              Minneapolis, MN 55474

                    NOTICE OF REGULAR MEETING OF SHAREHOLDERS
                          To be held November 13, 2002

IDS Life Series Fund, Inc.                    IDS Life Variable Annuity Fund A
    - Equity Portfolio                        IDS Life Variable Annuity Fund B
    - Equity Income Portfolio
    - Government Securities Portfolio
    - Income Portfolio
    - International Equity Portfolio
    - Managed Portfolio
    - Money Market Portfolio

Your fund will hold a shareholders' meeting at 8 a.m. on November 13, 2002, at The Marquette Hotel, 701 Marquette Avenue, Minneapolis, MN in the Mississippi River North Room on the third floor. This will be a joint meeting of the funds listed above. The purpose of the meeting is to consider the issues described in the following pages. You are entitled to vote at the meeting if you were a shareholder on September 14, 2002. Please read the proxy statement and vote immediately by mail, telephone or internet, even if you plan to attend the meeting. Just follow the instructions on the enclosed proxy card. It is important that you vote. The Board recommends that you vote FOR each proposal.

By Order of the Board of Directors/Managers

C. Nikol Davies, Secretary

September 14, 2002

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1   IDS LIFE FUNDS -- PROXY STATEMENT
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

                                 PROXY STATEMENT
This is a combined proxy statement for all of the funds listed on the first page. There are four sections to this proxy statement:

Section                                                          Page

A -- Overview                                                     3

B -- Fund Proposals                                               4

C -- Proxy Voting and Shareholder Meeting Information            14

D -- Fund Information                                            16

Please be sure to read the proxy statement before you vote. Enclosed is a proxy voting card listing the proposals for each of the funds you own. It is important that you vote for each fund. If you have questions, please call your advisor or call client services toll free at (866) 208-5310. This proxy statement was first mailed to shareholders the week of September 15, 2002.

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                            PLEASE VOTE IMMEDIATELY.
         Your prompt response will save the cost of additional mailings.
            Your vote is important no matter how many shares you own.
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                                CONTRACT HOLDERS
You have the right to vote the shares held under your contract. You can do so by mail, telephone or internet. Just follow the instructions on the enclosed card.

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2   IDS LIFE FUNDS -- PROXY STATEMENT
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

SECTION A -- OVERVIEW
The Boards of Directors/Managers (the "Board") of the funds are asking you to vote on the following proposals. The proposals are described in detail in Section B.

Proposal                                            Funds Affected
--------------------------------------------------- ---------------------
1. Elect Board members                              All Funds
--------------------------------------------------- ---------------------
2. Ratify the selection of independent auditors     Life Series Fund
--------------------------------------------------- ---------------------
3. Amend the Articles of Incorporation  to allow    Life Series Fund
   one vote/dollar instead of  one vote/share
--------------------------------------------------- ---------------------
4. Approve changes to the Investment Management     All Funds
   Services Agreement
--------------------------------------------------- ---------------------
5. Approve a policy authorizing American Express    All Funds
   Financial Corporation ("AEFC"), subject to
   Board approval, to retain and replace
   subadvisers, or to modify subadvisory
   agreements, without shareholder approval
--------------------------------------------------- ---------------------
6. Transact other business                          All Funds
--------------------------------------------------- ---------------------


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3   IDS LIFE FUNDS -- PROXY STATEMENT
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

SECTION B -- FUND PROPOSALS

PROPOSAL 1: ELECTION OF BOARD MEMBERS
            (Applies to: All Funds)

Nominees for the Board. Nominees are listed below. Each person is a nominee for each of the nine funds. Each nominee was elected a member of the Board at the last shareholders' meeting except for Mr. Bechtold (all funds) and Mr. Alvero (Life Series Fund).

Each Board member is elected to serve until the next regular shareholders' meeting or until he or she reaches mandatory retirement. Under the current Board policy, a member must retire at the end of the first Board meeting after his or her 72nd birthday.

All nominees have agreed to serve. If an unforeseen event prevents a nominee from serving, your votes will be cast for the election of a substitute selected by the Board. Information on each nominee follows. Election requires a vote by a majority of the fund's shares voted at the meeting.

Independent Nominees

Name,  address,  age              Position held with fund and    Principal occupation  during    Other directorships
                                  length  of service             past  five years
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Rodney P. Burwell                 Board member  since 1999       Chairman, Xerxes Corporation    TCF Financial
Xerxes Corporation                                               (fiberglass storage tanks)
7901 Xerxes Ave. S.
Minneapolis, MN  55431-1253
Age 63
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Jean B. Keffeler                  Board member  since 1999       Retired business executive
3424 Zenith Ave. S.
Minneapolis, MN 55416
Age 57
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Thomas R. McBurney                Board member  since 1999       President, McBurney             The Valspar Corporation
McBurney Management Advisors                                     Management Advisors             (paints)
4900 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
Age 64
--------------------------------- ------------------------------ ------------------------------- ------------------------------

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4   IDS LIFE FUNDS -- PROXY STATEMENT
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

Nominees Affiliated with AEFC*

Name,  address,  age              Position held with fund and    Principal occupation  during    Other directorships
                                  length  of service             past  five years
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Gumer C. Alvero                   Board member since 1998,       Director and Executive Vice
70100 AXP Financial Center        Chairman of the Board since    President - Annuities, IDS
Minneapolis, MN 55474             2000                           Life, since March 2001.  Vice
Age 35                                                           President - Variable Annuities,
                                                                 AEFC, since April 1998.
                                                                 Executive Assistant to
                                                                 President/CEO, AEFC, from
                                                                 April 1996 to April 1998.
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Timothy V. Bechtold               Board member since 2001,       Director and President, IDS
70100 AXP Financial Center        President and Chief Executive  Life, since March 2001.
Minneapolis, MN 55474             Officer since 2002             Executive Vice President -
Age 49                                                           Insurance Products, IDS Life,
                                                                 from 1995 to 2001. Vice
                                                                 President - Insurance Products,
                                                                 AEFC,  since 1995.
--------------------------------- ------------------------------ ------------------------------- ------------------------------

* Interested person by reason of being an officer, director and/or employee of AEFC.

During the most recent fiscal year, each Board met five times. No nominee attended less than 75% of the meetings, except for Ms. Keffeler (60%).
The Board did not have standing audit, nominating or compensation committees.

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5   IDS LIFE FUNDS -- PROXY STATEMENT
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

Board Member Compensation. The following table shows the total compensation received by each Board member by each individual fund and, on an aggregate basis, from all of the funds. The funds do not pay retirement benefits to Board members.

Board Member Compensation*
(for the most recent fiscal year)

               Aggregate         Aggregate         Aggregate         Aggregate
             Compensation      Compensation      Compensation      Compensation
               from Life       from Annuity      from Annuity     from all funds
Nominee       Series Fund         Fund A            Fund B
Burwell         $3,500             $1,750            $1,750          $7,000
Keffeler         3,000              1,500             1,500           6,000
McBurney         3,000              1,750             1,750           7,000

* Board members affiliated with AEFC are not paid by the funds.

Board Member Holdings. The following table shows the dollar range of equity securities beneficially owned by each Board member in each individual fund, and on an aggregate basis, in all of the funds overseen by the Board member.

Board Member Holdings -- Life Series*
(on Dec. 31, 2001)

                               Dollar range of equity            Aggregate dollar range of equity securities of
                           securities in Life Series Fund              all funds overseen by Board Member
Board Member                            Range                                         Range
Alvero                                  None                                          None
Bechtold                          $50,001-$100,000                              $50,001-$100,000
Burwell                                 None                                          None
Keffeler                                None                                          None
McBurney                                None                                          None

* Funds A and B are no longer available for sale. Consequently, none of the Board members hold equity securities in those funds.

Fund Officers. In addition to Mr. Bechtold, who is President and Chief Executive Officer, the fund's other officers are:

     C. Nikol Davies, 35, Secretary since 2001. Assistant Secretary, AEFC, since 2001. Paralegal at Boyle & Voss and Administrative Assistant for the Department of the U.S. Air Force prior to 2001.

     Lorraine R. Hart, 51, Vice President - Investments since 1992. Vice President - Insurance Investments, AEFC, since 1989.

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6   IDS LIFE FUNDS -- PROXY STATEMENT
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

     Philip C. Wentzel, 41, Controller since 1998. Vice President - Finance Risk Management Products, AEFC, since 1997.

     David L. Yowan, 45, Vice President and Treasurer since 2001. Senior Vice President and Assistant Treasurer, American Express Company, since 1999. Vice President and Corporate Treasurer, AEFC, since 2001. Senior Portfolio and Risk Management Officer for the North American Consumer Bank of Citigroup from 1987 to 1999.

Officers serve at the pleasure of the Board. All officers are salaried employees of IDS Life Insurance Company ("IDS Life"), AEFC or American Express Company and do not receive compensation from the fund.

PROPOSAL 2:  RATIFY OR REJECT THE SELECTION OF
             INDEPENDENT AUDITORS
             (Applies to: Life Series Fund)1

The Investment Company Act of 1940 (the "1940 Act") provides that every registered investment company must be audited at least once each year by independent public accountants selected by a majority of the independent Board members.

The Board of Life Series Fund has selected KPMG LLP to be the fund's independent public accountant for the current fiscal year. KPMG LLP, in accordance with Independence Standards Board Standard No. 1 ("ISB No. 1"), has confirmed to the Board that they are independent accountants with respect to the fund. The independent accountants examine annual financial statements for the fund and provide other requested non-audit and tax-related services to AEFC and its subsidiaries. The Board does not consider other non-audit services provided by KPMG LLP to be incompatible with maintaining the independence of KPMG LLP in its audits of the fund, taking into account representations from KPMG LLP, in accordance with ISB No. 1, regarding its independence from the fund and its related entities.

     Audit Fees

         During the fiscal year ended April 30, 2002, KPMG LLP was paid $101,000 for professional services rendered for the audit of the annual financial statements for the fund.

     Financial Information Systems Design and Implementation Fees

         For the fiscal year ended April 30, 2002, no financial information systems design and implementation fees were paid to KPMG LLP by the fund, AEFC or its subsidiaries.

(1) Annuity Funds A&B are managed separate accounts of IDS Life, a wholly owned subsidiary of AEFC which, in turn, is a wholly owned subsidiary of American Express Company. The Board of Directors of American Express Company appoints the independent public accountants for itself and its subsidiaries. The Board of Directors of American Express Company appointed Ernst & Young LLP as its independent auditors for 2002. Shareholders ratified this appointment at American Express Company's annual meeting of shareholders held on April 22, 2002.

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7   IDS LIFE FUNDS -- PROXY STATEMENT
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

     All Other Fees

         For the fiscal year ended April 30, 2002, no fees were paid to KPMG LLP for non-audit services rendered to the fund and $51,000 was paid to KPMG LLP for non-audit services related to consulting, attestation services for transfer agent review and tax-related services rendered to AEFC or its subsidiaries.

Representatives of KPMG LLP are expected to be present at the meeting. They will be given the opportunity to make a statement to shareholders and are expected to be available to respond to any questions that may be raised at the meeting.

Recommendation and Vote Required. The Board recommends that you vote to ratify the selection of KPMG LLP as independent auditors of Life Series Fund. Ratification of the selection requires a vote by a majority of the shares present or represented at the meeting. If the selection of the independent auditors is not ratified, the Board will consider what further action must be taken.

PROPOSAL 3:    APPROVE OR REJECT AN AMENDMENT TO THE ARTICLES OF INCORPORATION
               (Applies to: Life Series Fund)

Life Series Fund is subject to comprehensive federal laws and regulations. In addition, the fund is a Minnesota corporation and is subject to Minnesota law.

Under Minnesota law, a corporation generally operates under an organizational document called the Articles of Incorporation. The Articles of Incorporation set forth various provisions relating to the authority of the fund to conduct business and the governance of the fund.

The Board has approved, and recommends that shareholders approve, a proposal to amend the fund's Articles of Incorporation (the "Amendment"). The fund's investments and investment policies will not change by virtue of the adoption of the Amendment.

The Amendment would provide voting rights based on a shareholder's total dollar interest in the fund ("dollar-based voting"), rather than on a number of shares owned, for all shareholder votes for the fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.

Dollar-based voting is important when a fund is part of a corporation that has more than one series. Shareholders of a fund vote separately on matters concerning only that fund. Shareholders vote on a corporate-wide basis on matters that affect the corporation as a whole, such as electing the Board or amending the Articles of Incorporation. Currently, under the Articles of Incorporation, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the corporation.

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8   IDS LIFE FUNDS -- PROXY STATEMENT
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

The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders. In the case where a corporation has several series or funds, voting rights may have become disproportionate since the net asset value ("NAV") per share of the separate funds generally diverge over time.

For example, if the fund's shares are selling for $5 per share, a $1,000 investment will purchase 200 shares of the fund. If another fund has shares that are selling for $10 per share, that same $1,000 investment will purchase only 100 shares of that fund. The Articles of Incorporation allow one vote for each share owned. Therefore, under the Articles of Incorporation, when the shareholders of the corporation vote together on an issue affecting the corporation, a shareholder of the first fund has twice the votes of a shareholder of the second fund, even though the economic interest of each shareholder is the same. The proposed change would match a shareholder's economic interest with the shareholder's voting power, and conversely would prevent a shareholder who holds many shares with a relatively low price per share from having disproportionately large voting power.

If the change is approved, the Articles of Incorporation will be amended as follows (additions are underlined, deletions are lined through):

Article III, Section 2 of the Articles of Incorporation will be amended to read:

     Section 2. At all meetings of the shareholders, each shareholder of record entitled to vote thereat shall be entitled to one vote [(and a fractional vote for and equal to each fractional share)] for each DOLLAR OF NET ASSET VALUE (NUMBER OF SHARES OWNED TIMES NET ASSET VALUE PER SHARE) [share (or fractional share) AND EACH FRACTIONAL DOLLAR AMOUNT SHALL BE ENTITLED TO A PROPORTIONATE FRACTIONAL VOTE [of stock standing in his name and entitled to vote at such meetings.] At all elections of directors, each shareholder shall be entitled to as many votes as shall equal the DOLLARS OF NET ASSET VALUE [number of his shares] multiplied by the number of directors to be elected and he may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them[, as he may see fit].

Board Recommendation and Vote Required. The Board recommends that you vote to approve the Amendment to the Articles of Incorporation. The changes require the approval of a majority of the fund's shares voted at the meeting. The changes will be effective when the Amendment is filed with the appropriate state office. This filing is expected to occur shortly after the shareholder meeting. If the Amendment is not approved, the fund will continue to operate under the current Articles of Incorporation.

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9   IDS LIFE FUNDS -- PROXY STATEMENT
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

PROPOSAL 4:    APPROVE OR REJECT CHANGES TO THE INVESTMENT MANAGEMENT SERVICES
               AGREEMENT
               (Applies to: All Funds)

The fund pays fees to IDS Life under an Investment Management Services Agreement (the "Agreement") for conducting investment management services for the fund. The services performed include furnishing the fund investment advice, research and administrative services, such as clerical, bookkeeping and accounting services. Under an Investment Advisory Agreement, IDS Life pays AEFC a fee for investment advice. AEFC also executes purchases and sales and negotiates brokerage as directed by IDS Life.

IDS Life and AEFC have recommended that modifications be made to the Agreement to (a) combine all investment roles within AEFC under one contract and (b) make a change to the expense allocation for Life Series Fund. All other terms of the proposed Agreement will remain the same as the current Agreement.

(a) Combine all investment roles within AEFC under one contract (Applies to: All Funds). Historically, the investment manager for the fund has been IDS Life. Under an Investment Advisory Agreement between IDS Life and AEFC, AEFC has served as investment adviser to the fund. IDS Life and AEFC now recommend that AEFC assume both the role of investment manager, currently held by IDS Life, and the role of investment adviser, currently held by AEFC. This will combine all investment roles within one entity and one contract. The change will not affect the management of the fund and will not change the management fees paid by the fund.

(b) Changes to the Expense Allocation (Applies to: Life Series Fund). Part Three of the current Agreement provides that the fund will pay certain enumerated expenses and the investment manager will pay all other expenses associated with the services it provides under the terms of the Agreement. The fund proposes to add two provisions to Part Three of the Agreement to outline that the fund will pay: (1) for expenses incurred in connection with securities lending and (2) other expenses as approved by the Board.

Currently, the costs associated with lending the fund's portfolio securities are not specifically enumerated in the Agreement. The fund anticipates engaging in securities lending in the future and proposes to bear the costs associated with such lending. This will result in an increase in total annual operating expenses of the fund; although, it is anticipated that under normal circumstances this increase will be more than offset by the revenue generated by securities lending. In addition, the current Agreement states that the investment manager bears the cost of all extraordinary or non-recurring expenses not specifically described in the Agreement. These expenses cannot be anticipated in advance and are not reflected in the investment manager's compensation under the

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10       IDS LIFE FUNDS -- PROXY STATEMENT
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

Agreement. To clarify who will pay for such expenses in the future, the fund has agreed to bear other expenses as approved by the Board. The proposed Agreement therefore includes the provisions that the fund will pay:

     "p. Expenses incurred in connection with lending portfolio securities of the Fund.

     q. Expenses properly payable by the Fund, approved by the Board of Directors."

Section D includes information on the date of the Agreement, the date it was last approved by shareholders and the reason why it was submitted to shareholders at that time.

Review of Agreements. Each year the Board reviews the Agreement and each of the other agreements between the fund and AEFC, IDS Life or one of AEFC's affiliates. The Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest.

Board Conclusions. Based on detailed analysis by the Board of reports provided by AEFC, the independent Board members determined to renew the Agreement based on:

o tangible steps AEFC has taken to improve the competitive ranking and consistency of the investment performance of the Fund, including changes in leadership, portfolio managers, compensation structures, and the implementation of management practices,

o consistent effort to provide a management structure that imposes disciplines that ensure adherence to stated management style and expected risk characteristics,

o additional time needed to evaluate the efficacy of the new AEFC management structure,

o competitive total expenses that are, in the aggregate, either at or slightly below the median expenses of a group of comparable funds based on Morningstar data, and

o   reasonable level of profitability.

At a meeting held on August 22, 2002, called for the purpose of considering the proposed Agreement, all of the independent members first and then a majority of the Board as a whole, by vote, cast in person, approved the terms of the proposed Agreement. If approved, the proposed Agreement will continue from year to year after the second year, so long as it is approved at least annually by a majority of the Board, including a majority of the independent members. The

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11   IDS LIFE FUNDS -- PROXY STATEMENT
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

proposed Agreement may be terminated at any time by the Board, AEFC or the shareholders and will terminate automatically if it is assigned.

Board Recommendation and Vote Required. The Board recommends that shareholders approve the proposed Agreement. The Agreement must be approved by the lesser of
(a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the proposed Agreement is not approved, the fund will continue to operate under the current Agreement.

PROPOSAL 5:    APPROVE OR REJECT A POLICY AUTHORIZING AEFC, WITH APPROVAL OF THE
               BOARD, TO RETAIN AND REPLACE  SUBADVISERS,  OR MODIFY SUBADVISORY
               AGREEMENTS,  WITHOUT OBTAINING  SHAREHOLDER APPROVAL
               (Applies to: All Funds)

AEFC serves as the investment adviser of the fund. For all funds except Life Series - International Equity Portfolio, AEFC makes the day-to-day investment decisions for the fund. For International Equity Portfolio, AEFC administers the fund, establishes an investment program for the fund and selects, compensates and evaluates the fund's subadviser. The subadviser, in turn, makes the day-to-day investment decisions for the fund. For each of the funds, in the future, AEFC, with the approval of the Board, may wish to hire, add or change a subadviser to handle the day-to-day investment decisions.

Shareholder Approval of Subadvisory Agreements. Federal securities laws generally require that shareholders approve agreements with a fund's subadviser, as well as with the investment manager. Shareholder action also is required if the terms of existing agreements are materially changed or if there is a change in control of the subadviser. In order to obtain shareholder approval, the fund must call and conduct a shareholder meeting, prepare and distribute proxy materials, and solicit votes from shareholders. The process is costly and time-consuming. The Board believes that it is in shareholders' best interests if the Board represents their interests in approving or rejecting recommendations made by AEFC regarding subadvisers. This approach will avoid the cost and time delay associated with holding shareholder meetings to obtain approval for the changes.

SEC Exemptive Order. On July 16, 2002, the Securities and Exchange Commission (the "SEC") granted the fund an order exempting it from the federal securities law requirements to obtain shareholder approval regarding unaffiliated subadvisers (the "SEC Order"). The SEC Order permits the fund to hire new subadvisers, to rehire existing subadvisers that have experienced a change in control and to modify subadvisory agreements, without the approval

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12   IDS LIFE FUNDS -- PROXY STATEMENT
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

of shareholders provided shareholders adopt a policy authorizing AEFC, with the approval of the Board, to take such action.

Under the SEC Order, the fund and AEFC are subject to several conditions imposed by the SEC to ensure that the interests of the fund's shareholders are adequately protected. In addition, within 90 days of a change to your fund's subadvisory arrangements, the fund will provide you with an information statement that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that the fund would be required to send to you in a proxy statement.

Shareholder approval of this proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by the fund. AEFC, directly or through subadvisers, will continue to provide the same level of management and administrative services to the fund as it has always provided.

The SEC Order applies to at least the following situations:

o AEFC recommends that a fund's management be diversified by adding another subadviser

o AEFC recommends that a subadviser be removed for substandard performance and replaced with a different subadviser

o   There is a change of control of the subadviser

Comparison of Present and Proposed Selection Process for Subadvisers.
Under both the current process for approval of subadvisory agreements and under the proposed process, any change in a subadvisory agreement requires approval by the Board. In considering whether to appoint a subadviser, the Board will analyze the factors it considers relevant, including:

o The nature, quality and scope of services provided by a subadviser to investment companies comparable to the fund.

o The ability of the subadviser to provide its services to the fund, as well as its personnel, operations, financial condition or any other factor that would affect the provision of those services.

o The subadviser's investment performance with respect to mutual funds or other managed accounts that are comparable.

o Other factors that the Board considers relevant to the subadviser's performance as an investment adviser.

Under the current process for approval of subadvisory agreements, in addition to Board approval, shareholders must approve any change in subadvisory agreements. This shareholder approval would be eliminated under the proposed process for approval of subadvisory agreements. While the policy would be effective immediately, there are no current plans to add or change subadvisers.

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13   IDS LIFE FUNDS -- PROXY STATEMENT
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

If the policy is approved, all subadvisory agreements will be for a period of one year and will be renewable from year to year, if approved by the Board. The agreements may be terminated without penalty by the Board, AEFC, a vote of shareholders, or the subadviser on 60 days notice.

Board Recommendation and Vote Required. The Board recommends that shareholders approve the policy. The change must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the change is not approved, the fund will continue to require shareholder approval of changes in subadvisory relationships.

SECTION C -- PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

This section includes information about proxy voting and the shareholder meetings.

Voting. Each share is entitled to one vote. For those of you who cannot come to the meeting, the Board is asking permission to vote for you. The shares will be voted as you instruct either by mail, telephone or internet. Signed proxy cards returned without instructions will be voted in favor of all proposals.

Each corporation issues one or more series of common stock. Each series of Life Series Fund is a separate fund. On the election of Board members, the ratification of independent auditors and the amendment to the organizational document, Life Series Fund shareholders vote together with the owners of shares of all the other funds that are part of the same corporation. On the investment management agreement and the subadvisory agreement policy, Life Series Fund shareholders vote together with the owners of the other shares in that fund.

In voting for Board members, Life Series Fund shareholders may vote all shares cumulatively. This means that you have the right to give each nominee an equal number of votes or divide the votes among the nominees as you wish. You have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected. If you elect to withhold authority for any individual nominee or nominees, you may do so by marking the box labeled "For All Except," and by writing the number of any excepted nominee on the line provided, as is further explained on the card itself. If you do withhold authority, the proxies will not vote shares equivalent to the proportionate number applicable to the names for which authority is withheld.

--------------------------------------------------------------------------------
14   IDS LIFE FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

All votes count toward a quorum, regardless of how they are voted (For, Against or Abstain). For Proposals 1, 2 and 3 to be voted on at the meetings, votes must be returned from more than 10% of the outstanding voting shares prior to the meeting. For Proposals 4 and 5, votes must be returned from more than 50% of the outstanding voting shares prior to the meeting. You have the right to vote fund shares held under your annuity contract or life insurance policy. For Life Series Fund, IDS Life and IDS Life Insurance Company of New York ("IDS Life of New York") will vote any fund shares for which they do not receive voting instructions in proportionately the same manner -- either For, Against or Abstain -- as shares for which they do receive instructions.

Revoking Your Proxy. If your plans change and you can attend the meeting, simply inform the Secretary at the meeting that you will be voting your shares in person. Also, if you change your mind after you vote, you may change your vote or revoke it by mail, telephone or internet.

Joint Proxy Statement/Simultaneous Meetings. This joint proxy statement reduces the preparation, printing and mailing costs of sending separate proxy statements for each fund. The meetings will be held simultaneously with each proposal being voted on separately by shareholders of a corporation or by shareholders of a fund where appropriate. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her fund's meeting to a time immediately after the simultaneous meetings so that a meeting of that fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment.

Solicitation of Proxies. The Board is asking for your vote and for you to vote as promptly as possible. The fund will pay the expenses for the proxy material and the postage for Life Series Fund. IDS Life will pay the expenses for the proxy material and the postage for Annuity Funds A&B. Supplementary solicitations may be made by mail, telephone, electronic means or personal contact. The expenses of supplementary solicitation will be paid by the fund for Life Series Fund and by IDS Life for Annuity Funds A&B.

Shareholder Proposals. No proposals were received from shareholders. The funds are not required to hold regular meetings of shareholders each year. However, meetings of shareholders are held from time to time and proposals of shareholders that are intended to be presented at future shareholder meetings must be submitted in writing to the funds in reasonable time prior to the solicitation of proxies for the meeting.

Other Business. The Board does not know at this time of any other business to come before the meetings. If something does come up, the proxies will use their best judgment to vote for you on the matter.

--------------------------------------------------------------------------------
15   IDS LIFE FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

Adjournment. In the event that not enough votes in favor of any of the proposals are received by the time scheduled for the meeting, the persons named as proxies may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of shareholders on the proposals. Any adjournment requires the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of adjournment those shares they are entitled to vote that have voted in favor of the proposals. They will vote against any adjournment those shares that have voted against any of the proposals. The fund will pay the costs of any additional solicitation and of any adjourned meeting for Life Series Fund. IDS Life will pay the costs of any additional solicitation and of any adjourned meeting for Annuity Funds A&B.

Annual Report. The latest annual report was previously mailed to you. If you would like another copy of the annual report and any subsequent semi-annual report, without charge, please write to the fund at 70100 AXP Financial Center, Minneapolis, MN 55474 or call (800) 862-7919.

SECTION D -- FUND INFORMATION

This section contains the following information about your fund and its adviser:

Table Content (all information is shown for the last fiscal year unless noted otherwise)

D-1......The fund's fee schedule under its current management agreement

D-2......Information about shareholder approval of current management agreements

D-3......Payments the fund made to AEFC and its affiliates

D-4......Brokerage commissions the fund paid to a broker-dealer affiliate

D-5......The fund's size, number of outstanding shares and 5% owners

The Fund's Adviser and Distributor. IDS Life is the manager and distributor for each of the funds. AEFC is the investment adviser for each of the funds. IDS Life is a wholly owned subsidiary of AEFC. The address for IDS Life and AEFC is 200 AXP Financial Center, Minneapolis, MN 55474. AEFC is a wholly owned subsidiary of American Express Company, World Financial Center, New York, NY 10285.

President, Chief Executive Officer and Board of Directors of AEFC. James M. Cracchiolo is President and Chief Executive Officer of AEFC. The following individuals are directors of AEFC. Except as otherwise noted, each director is an officer of AEFC located at 200 AXP Financial Center, Minneapolis, MN 55474.
Directors: Kenneth I. Chenault (Chief Executive Officer, American Express Company, New York, NY 10285), James M. Cracchiolo and Walter S. Berman.

--------------------------------------------------------------------------------
16   IDS LIFE FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

President,  Chief Executive Officer and Board of Directors of IDS Life.  Barbara
H. Fraser is Chief Executive Officer of IDS Life. Timothy V. Bechtold is President of IDS Life. The following individuals are directors of IDS Life. Each director is an officer of AEFC located at 200 AXP Financial Center, Minneapolis, MN 55474. Directors: Gumer C. Alvero, Timothy V. Bechtold, Barbara H. Fraser, Barry J. Murphy, Stephen W. Roszell and John T. Sweeney.

Table D-1. Current Fund Management Fees*
                                                              Management Fee
Fund                                                           (annual rate)
Life Series - Equity Portfolio                                    0.70%
Life Series - Equity Income Portfolio                             0.70%
Life Series - Government Securities Portfolio                     0.70%
Life Series - Income Portfolio                                    0.70%
Life Series - International Equity Portfolio**                    0.95%
Life Series - Managed Portfolio                                   0.70%
Life Series - Money Market Portfolio                              0.50%
Annuity Fund A                                                    0.40%
Annuity Fund B                                                    0.40%

 * IDS Life has a subadvisory agreement with AEFC.
** AEFC has a subadvisory agreement with American Express Asset Management
   International Inc.

Table D-2. Dates Relating to Approval of Current Management Agreements
                               Date Last            Date            Reason
                              Approved by          Entered       Submitted to
Fund                         Shareholders           Into         Shareholders
Life Series                   1/30/87            12/17/85      Initial approval
Annuity Fund A               12/30/83             1/12/84              *
Annuity Fund B               12/30/83             1/12/84              *

* Shareholders approved a new investment management agreement between the fund and IDS Life and a new investment advisory agreement between IDS Life and Investors Diversified Services, Inc. because of its merger into a wholly owned subsidiary of American Express to form the company now known as American Express Financial Corporation. The terms of the agreements did not change except for the dates of execution, dates of termination, identification of the parties to the Advisory Agreement and a modification to recognize the fact that certain affiliates of AEFC are engaged in the brokerage business.

--------------------------------------------------------------------------------
17   IDS LIFE FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

Table D-3. Fund Payments to AEFC and its Affiliates*

Fund                                       Investment Management      Custody
Life Series - Equity Portfolio                   $6,430,181          $  99,583
Life Series - Equity Income Portfolio                35,207             26,920
Life Series - Government Securities Portfolio       151,630             14,280
Life Series - Income Portfolio                      730,708             37,205
Life Series - International Equity Portfolio      2,302,725            114,890
Life Series - Managed Portfolio                   3,709,826             72,518
Life Series - Money Market Portfolio                357,883              6,897
Annuity Fund A                                    1,399,304                  0
Annuity Fund B                                    2,368,578                  0

* The Custodian Agreement ("Custody") is between the fund and American Express Trust Company. Services under this agreement will continue to be provided after the Investment Management Agreement is approved.

Table D-4. Brokerage Commissions Paid to
American Enterprise Investment Services Inc.*

                                                   Amount of          % of All
Fund                                              Commissions        Commissions
Life Series - Equity Portfolio                       $3,120              0.08%
Life Series - Equity Income Portfolio                     0              0.00
Life Series - Government Securities Portfolio             0              0.00
Life Series - Income Portfolio                            0              0.00
Life Series - International Equity Portfolio              0              0.00
Life Series - Managed Portfolio                           0              0.00
Life Series - Money Market Portfolio                      0              0.00
Annuity Fund A                                        5,550              0.94
Annuity Fund B                                        8,700              0.86

* A wholly owned subsidiary of AEFC. These transactions were executed at rates determined to be reasonable and fair as compared to the rates another broker would charge.

--------------------------------------------------------------------------------
18   IDS LIFE FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

Table D-5. Fund Size And 5% Owners
as of June 30, 2002
                                                                     Outstanding         5%
Fund                                                 Net Assets     Shares/Units       Owners
Life Series - Equity Portfolio                    $667,353,426        50,385,270         (1)
Life Series - Equity Income Portfolio                6,771,113           744,750         (2)
Life Series - Government Securities Portfolio       23,947,146         2,293,479         (3)
Life Series - Income Portfolio                     100,267,474        10,519,120         (4)
Life Series - International Equity Portfolio       213,444,558        19,921,335         (5)
Life Series - Managed Portfolio                    428,424,313        33,877,981         (6)
Life Series - Money Market Portfolio                68,663,490        68,664,782         (7)
Annuity Fund A                                     254,676,853        12,091,301        None
Annuity Fund B                                     394,871,651        15,524,366        None

(1) IDS Life owns 47,291,999 shares (93.86%) of the Fund. IDS Life of New York, 20 Madison Ave. Extension, Albany, NY 12203 owns 3,093,271 (6.14%) of the Fund.

(2) IDS Life owns 737,383 shares (99.01%) of the Fund. IDS Life of New York owns 7,367 shares (0.99%) of the Fund.

(3) IDS Life owns 2,194,763 shares (95.70%) of the Fund. IDS Life of New York owns 98,716 shares (4.30%) of the Fund.

(4) IDS Life owns 9,829,638 shares (93.45%) of the Fund. IDS Life of New York owns 689,482 shares (6.55%) of the Fund.

(5) IDS Life owns 18,803,158 shares (94.39%) of the Fund. IDS Life of New York owns 1,118,177 shares (5.61%) of the Fund.

(6) IDS Life owns 31,504,555 shares (92.99%) of the Fund. IDS Life of New York owns 2,373,426 shares (7.01%) of the Fund.

(7) IDS Life owns 65,282,162 shares (95.07%) of the Fund. IDS Life of New York owns 3,382,620 shares (4.93%) of the Fund.

--------------------------------------------------------------------------------
19   IDS LIFE FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS
--------------------------------------------------------------------------------

                                                                            Life

                                                                 S-6422 A (9/02)

IDS LIFE FUNDS

IDS Life Series Fund, Inc.
IDS Life Variable Annuity Fund A
IDS Life Variable Annuity Fund B

Proxy Statement Summary

September 14, 2002

Here's a brief overview of changes being recommended for your fund. We encourage you to read the full text of the enclosed proxy statement.

Q: Why am I being asked to vote?

Funds are required to get shareholders' votes for certain kinds of changes, like the ones included in this proxy statement. You have a right to vote on these changes either by mailing your proxy card, calling a toll-free number or responding by internet.

Q: What is being voted on?

At all regular meetings, shareholders elect Board members. In addition, shareholders at this meeting will vote on other proposals. These include:

o    Ratifying the independent auditors for Life Series Fund,

o Changing voting procedures from a share-based to a dollar-based system for Life Series Fund,

o    Approving changes to the Investment Management Services Agreement, and

o Authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

(logo)
AMERICAN
EXPRESS

Q: Is my vote important?

Absolutely! While the Board has reviewed these changes and recommends you approve them, you have the right to voice your opinion.

Q: What do Board members and independent auditors do?

Board members represent the interests of the shareholders and oversee the management of the Fund. Independent auditors review the financial statements prepared for the Fund and give an opinion on whether they present fairly the financial position of the Fund.

Q: How does the Board recommend that I vote?

After careful consideration, the Board recommends that you vote FOR each proposal.

Q: How do I vote?

You can vote in one of four ways:

1. By mail with the enclosed proxy card

2. By telephone

3. By Web site

4. In person at the meeting

Please refer to the enclosed voting instruction card for the telephone number and internet address. If you own more than one Fund, it is important that you vote for each Fund.

Q: Whom should I call if I have questions?

If you have questions about any of the issues described in the proxy statement or about voting procedures, please call your financial advisor or call client services toll free at (866) 208-5310.

                                                                          PROXY
IDS LIFE FUNDS
                           IDS Life Series Fund, Inc.
                        IDS Life Variable Annuity Fund A
                        IDS Life Variable Annuity Fund B
                           Principal Executive Office
                           70100 AXP Financial Center
                              Minneapolis, MN 55474
                    NOTICE OF REGULAR MEETING OF SHAREHOLDERS
                          To be held November 13, 2002

Your fund(s) will hold a regular shareholders' meeting at 8a.m. on November 13, 2002, at The Marquette Hotel, 701 Marquette Avenue, Minneapolis, MN in the Mississippi River North Room on the third floor. This will be a joint meeting of the funds listed below. You are entitled to vote at the meeting if you were a shareholder on September 14, 2002. Please read the proxy statement. The Board recommends that you vote FOR each proposal. Please vote immediately by mail, telephone or internet, even if you plan to attend the meeting. Just follow the instructions on this proxy card.

                               VOTE VIA THE INTERNET:
                                   ameicanexpress.com/proxyvoting
                               VOTE VIA THE TELEPHONE:
                                   1-866-837-1891
                               CONTROL NUMBER: 999 9999 999


                               Note: Please sign this proxy exactly as your name or names appears on this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



                               ------------------------------------------------
                               Signature

                               ------------------------------------------------
                               Signature of joint owner, if any

                               ------------------------------------------------
                               Date                                   12654_AEP

FUND                                   FUND                                   FUND
Fund Name Drop-In 1     2652.8576      Fund Name Drop-In 2       1026.8572    Fund Name Drop-In 3         1026.8572
Fund Name Drop-In 4    57858.6497      Fund Name Drop-In 5       3365.9812    Fund Name Drop-In 6         3365.9812
Fund Name Drop-In 7      103.0851      Fund Name Drop-In 8       9658.0602    Fund Name Drop-In 9         9658.0602

Please vote by filling in the appropriate box below. IF YOU DO NOT MARK ONE OR MORE PROPOSALS, YOUR PROXY WILL BE VOTED FOR EACH SUCH PROPOSAL.
PLEASE MARK VOTES AS IN THIS EXAMPLE:  [X]


[X] To vote FOR ALL Funds on ALL Proposals mark this box. (No other vote is necessary.)

1.    To elect Board members.
                                                                                        FOR    WITHHOLD  FOR ALL
     01 Gumer C. Alvero      02 Timothy V. Bechtold     03 Rodney P. Burwell            ALL      ALL     EXCEPT*
     04 Jean B. Keffeler     05 Thomas R. McBurney
                                                                                          [ ]      [ ]       [ ]

* If you do not wish your shares to be voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number and the fund name on the line provided below:

--------------------------------------------------------------------------------

2.     To ratify the selection of independent auditors.

                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1    [ ]    [ ]      [ ]   Fund Name Drop-In 2   [ ]    [ ]      [ ]   Fund Name Drop-In 3   [ ]    [ ]      [ ]
Fund Name Drop-In 4    [ ]    [ ]      [ ]   Fund Name Drop-In 5   [ ]    [ ]      [ ]   Fund Name Drop-In 6   [ ]    [ ]      [ ]
Fund Name Drop-In 7    [ ]    [ ]      [ ]

3. To amend the Articles of Incorporation to allow one vote/dollar instead of one vote/share.

                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1    [ ]    [ ]      [ ]   Fund Name Drop-In 2   [ ]    [ ]      [ ]   Fund Name Drop-In 3   [ ]    [ ]      [ ]
Fund Name Drop-In 4    [ ]    [ ]      [ ]   Fund Name Drop-In 5   [ ]    [ ]      [ ]   Fund Name Drop-In 6   [ ]    [ ]      [ ]
Fund Name Drop-In 7    [ ]    [ ]      [ ]

4.    To approve changes to the Investment Management Services Agreement.

                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1    [ ]    [ ]      [ ]   Fund Name Drop-In 2   [ ]    [ ]      [ ]   Fund Name Drop-In 3   [ ]    [ ]      [ ]
Fund Name Drop-In 4    [ ]    [ ]      [ ]   Fund Name Drop-In 5   [ ]    [ ]      [ ]   Fund Name Drop-In 6   [ ]    [ ]      [ ]
Fund Name Drop-In 7    [ ]    [ ]      [ ]   Fund Name Drop-In 8   [ ]    [ ]      [ ]   Fund Name Drop-In 9   [ ]    [ ]      [ ]

5. To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fund Name Drop-In 1    [ ]    [ ]      [ ]   Fund Name Drop-In 2   [ ]    [ ]      [ ]   Fund Name Drop-In 3   [ ]    [ ]      [ ]
Fund Name Drop-In 4    [ ]    [ ]      [ ]   Fund Name Drop-In 5   [ ]    [ ]      [ ]   Fund Name Drop-In 6   [ ]    [ ]      [ ]
Fund Name Drop-In 7    [ ]    [ ]      [ ]   Fund Name Drop-In 8   [ ]    [ ]      [ ]   Fund Name Drop-In 9   [ ]    [ ]      [ ]

                EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY!

(logo)
AMERICAN
 EXPRESS

                                IMPORTANT NOTICE

Your vote is important. Please select one of the following voting methods:

o Vote by Mail. Sign, date and vote the enclosed proxy card(s) and return in the postage paid envelope.

o Vote by Internet. Log onto americanexpress.com/proxyvoting, enter the 14-digit control number on your proxy card and follow the instructions.

o Vote by Touch-tone phone. Call 1- 866-837-1891, enter your 14-digit control number and follow the instructions. This option accepts shareholder voting of all holdings together on all proposals for the control number entered. If you want to vote on each proposal separately, please vote either by mail or by internet. Thank you.